UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2006

SB PARTNERS
(Exact name of registrant as specified in its charter)

New York	000-08952	13-6294787
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1251 Avenue of the Americas, N.Y., N.Y.		10020
(Address of principal executive offices)		(Zip Code)

(212) 408-5000
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

Item 2. Disposition of Assets

On May 2, 2006, the Registrant sold Holiday Park Apartments together with 13.9 acres of unimproved land in Holiday, Florida to Holiday Park Multifamily, LLC, a Delaware limited liability company, for $15,500,000 in an all cash transaction. The proceeds from the sale were used, in part, to retire the mortgage note of approximately $3,383,000 that had been secured by the property.

Item 7. Financial Statements

The following pro forma financial statements reflect the sale of Holiday Park Apartments and the unimproved land by the Registrant. The balance sheet as of the last filing, December 31, 2005, has been adjusted to reflect the removal of the assets and liabilities of this property as if the sale had been consummated on the balance sheet date. The statement of operations for the year ended December 31, 2005 has been adjusted to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of the year ended December 31, 2005. This pro forma information should be read in conjunction with the financial statements and notes thereto and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Registrant’s latest annual report on Form 10-K. In management’s opinion, all adjustments necessary to reflect the sale have been made.

In addition, the consolidated statement of operations for the year ended December 31, 2005 has also been restated to reflect the operations of the Registrant as if the sale of Cypress Key Apartments on March 28, 2005, the purchase of 435 Park Court on October 5, 2005 and the sale of Waterview Apartments on December 22, 2005 had each taken place at the beginning of the year. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the fiscal period presented. Please refer to the Forms 8-K filed April 21, 2005, October 18, 2005, December 19, 2005 as amended, January 6, 2006 and March 7, 2006, as amended, filed in connection with these transactions.

SB PARTNERS
(a New York limited partnership)
PRO FORMA BALANCE SHEET
As of December 31, 2005
		PRO FORMA	PRO FORMA
		ADJUSTMENTS	BALANCE
	AS REPORTED	(SEE NOTE 2)	SHEET
Assets:
Investments -
Real Estate, at cost
Land	$4,577,500	$-	$4,577,500
Buildings, furnishings and improvements	44,372,200	-	44,372,200
Less - accumulated depreciation	(5,079,885)	-	(5,079,885)
	43,869,815	-	43,869,815

Real estate held for sale	3,175,270	(3,175,270)	-
Investment in joint venture	712,800	-	712,800
	47,757,885	(3,175,270)	44,582,615

Other Assets -
Cash and cash equivalents	7,081,976	11,216,194	18,298,170
Cash held by lenders in escrow	137,354	-	137,354
Other assets	167,617	-	167,617
Other assets in discontinued operations	196,471	(188,778)	7,693

Total assets	$55,341,303	$7,852,146	$63,193,449

Liabilities:

Mortgage notes payable	$21,622,268	$-	$21,622,268
Accounts payable and accrued expenses	425,732	-	425,732
Tenant security deposits	157,751	-	157,751
Other liabilties in discontinued operations, including
$3,405,102 of mortgage notes payable	3,528,951	(3,205,505)	323,446

Total liabilities	25,734,702	(3,205,505)	22,529,197

Partners' Capital:
Units of partnership interest without par value;
Limited partners - 7,753 units	29,621,217	11,056,225	40,677,442
General partner - 1 unit	(14,616)	1,426	(13,190)

Total partners' capital	29,606,601	11,057,651	40,664,252

Total liabilities & partners' capital	$55,341,303	$7,852,146	$63,193,449

See accompanying notes to pro forma consolidated financial statements.

SB PARTNERS
(a New York limited partnership)
PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

		PRO FORMA ADJUSTMENTS
		(SEE NOTE 2)
		SALE OF	PURCHASE	SALE OF	SALE OF	RESTATED
	AS	WATERVIEW	OF 435 PARK	CYPRESS KEY	HOLIDAY PARK	INCOME
	REPORTED	APARTMENTS	COURT	APARTMENTS	APARTMENTS	STATEMENT
Revenues:
Rental income	$4,128,833	$-	$874,152	$-	$-	$5,002,985
Other	420,996	-	6,093	-	-	427,089
Interest on short-term investments	87,301	-	-	-	-	87,301

Total revenues	4,637,130	-	880,245	-	-	5,517,375

Expenses:
Real estate operating expenses	1,929,328	(391)	50,544	-	-	1,979,481
Interest on mortgage notes payable	942,510	-	313,606	-	-	1,256,116
Depreciation and amortization	1,045,232	-	288,204	-	-	1,333,436
Real estate taxes	452,284	-	23,670	-	-	475,954
Management fees	687,210	(73,933)	106,025	(75,205)	(91,353)	552,744
Other	307,291	(14,075)	311	-	-	293,527

Total expenses	5,363,855	(88,399)	782,360	(75,205)	(91,353)	5,891,258

(Loss) income from operations	(726,725)	88,399	97,885	75,205	91,353	(373,883)

Equity in net income (loss) of joint venture	3,342,104	(3,342,104)	-	-	-	-

Income (loss) from continuing operations	2,615,379	(3,253,705)	97,885	75,205	91,353	(373,883)

(Loss) income from discontinuing operations	(1,316,254)	-	-	1,613,006	(296,752)	-

Net gain on sale of investment in real estate	6,350,771	-	-	(6,350,771)	-	-

Net income (loss)	7,649,896	(3,253,705)	97,885	(4,662,560)	(205,399)	(373,883)

Income (loss) allocated to general partner	987	(420)	13	(602)	(26)	(48)

Income (loss) allocated to limited partners	$7,648,909	$(3,253,285)	$97,872	$(4,661,958)	$(205,373)	$(373,835)

Earnings per unit of limited partnership interest
(basic and diluted)

Continuing operations	$337	$(420)	$13	$10	$12	$(48)

Discontinued operations (including gain on sale)	$650	$-	$-	$(612)	$(38)	$-

Net income (loss)	$987	$(420)	$13	$(602)	$(26)	$(48)

Weghted Average Number of Units of Limited
Partnership Interest Outstanding	7,753	7,753	7,753	7,753	7,753	7,753

See accompanying notes to pro forma consolidated financial statements.

SB PARTNERS
(a New York limited partnership)

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

(1) Accounting and Financial Reporting

The consolidated financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results of operations for the year presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest annual report on Form 10-K and Forms 8-K filed April 21, 2005, October 18, 2005, December 19, 2005 as amended, January 6, 2006 and March 7, 2006, as amended.

(2) Pro Forma Adjustments

The consolidated balance sheet as of the last filing date, December 31, 2005, has been restated to reflect the sale of Holiday Park Apartments, as if the transactions had occurred on such date. Accordingly, the assets and liabilities of Holiday Park Apartments have been removed from the historical balance sheet to reflect the sale of the property. Assets removed included real estate held for sale of $3,175,270 and other assets in discontinued operations totaling $188,778. Liabilities removed include other liabilities in discontinued operations totaling $3,515,505. In addition, the balance of cash has been increased to reflect the proceeds from the sale of Holiday Park Apartments and the unimproved land. Furthermore, a liability for a broker’s fee of $310,000 has been added to other liabilities in discontinued operations.

The accompanying pro forma consolidated statement of operations for the year ended December 31, 2005 has been adjusted to reflect the results of operations of the Registrant as if the sale of Holiday Park Apartments together with unimproved land had been consummated at the beginning of the year. In addition, the consolidated statement of operations for the year ended December, 2005 has been restated to reflect the results of operations of the Registrant as if the sale of Cypress Key Apartments on March 28, 2005, the acquisition and financing of 435 Park Court on October 5, 2005 and the sale of Waterview Apartments on December 22, 2005 had taken place at the beginning of the year. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the fiscal period presented. Please refer to the Forms 8-K filed April 21, 2005, October 18, 2005 and December 19, 2005 as amended, January 6, 2006 and March 7, 2006, as amended.

The loss from discontinuing operations of Holiday Park Apartments has been removed from the consolidated statement of operations for the year ended December 31, 2005. Also, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

The equity income in joint venture of Waterview Apartments has been removed from the consolidated statement of operations for the year ended December 31, 2005. Furthermore, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

The items of income of 435 Park court that have been added to the consolidated statement of operations for the year ended December 31, 2005 include rental and other income received from the tenant. All expenses relating to the property including real estate operating expenses, interest on mortgage notes payable, taxes, depreciation, and other expenses have also been included. Management fees have been adjusted to reflect the investment in the property, net of the proceeds of the mortgage note.

The loss from discontinuing operations of Cypress Key Apartments has been removed from the consolidated statement of operations for the year ended December 31, 2005. Also, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB PARTNERS
(Registrant)

	By:	SB PARTNERS REAL ESTATE CORPORATION
General Partner

Dated: May 12, 2006	By:	/s/ David Weiner
David Weiner

Principal Financial & Accounting Officer
Dated: May 12, 2006	By:	/s/ George N. Tietjen III
George N. Tietjen III
Chief Financial Officer & Treasurer